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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 7, 2002


                                CoorsTek, Inc.
            (Exact name of registrant as specified in its charter)


          Colorado                       0-20704                 84-0178380
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)

16000 Table Mountain Parkway, Golden, Colorado                     80403
  (Address of principal executive offices)                      (Zip Code)

                                (303) 277-4000
             (Registrant's telephone number, including area code)
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Item 9.  Regulation FD Disclosure

          On February 7, 2002, CoorsTek, Inc. issued a press release containing an updated 2001 unaudited balance sheet to recognize a minimum pension benefit liability of $33.3 million related to its frozen defined benefit plan. Recognition of this liability does not affect CoorsTek's unaudited consolidated statements of income and cash flows as presented in its January 24, 2002 press release. Recognition of the minimum pension liability affected two other balance sheet items, resulting in a decrease in stockholders' equity of $20.3 million and an increase in deferred tax assets of $13.0 million. The February 7, 2002 press release is furnished with this Form 8-K as Exhibit 99.1.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                COORSTEK, INC.

February 7, 2002                                By:/s/ JOSEPH G. WARREN, JR.
                                                ----------------------------
                                                Joseph G. Warren, Jr.
                                                Chief Financial Officer



EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

99.1                Press Release issued February 7, 2002.